UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2008
                                                         -----------------


                        Energy Services Acquisition Corp.
             (Exact name of Registrant as specified in its charter)

         Delaware                    001-32998                  20-4606266
        ---------                    ---------                  ----------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


               2450 First Avenue, Huntington, West Virginia 25703
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (304) 528-2791
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01   Other Events

     On February 13, 2008, Energy Services Acquisition Corp. (the "Company") entered into a non-binding letter of intent to acquire C.J. Hughes Construction Company, Inc., Huntington, West Virginia ("C.J. Hughes"). The Company believes that the potential acquisition of C.J. Hughes, together with their previously announced acquisition of S.T. Pipeline will enhance the Company's future operations to provide services to the companies serving the utilities and energy industry. Marshall T. Reynolds, our Chairman of the Board, Chief Executive Officer and Secretary, and Directors Neal Scaggs and Edsel R. Burns are shareholders of C.J. Hughes. Additionally, Mr. Burns serves as President of C.J. Hughes.

     On February 14, 2008, the Company announced that it may terminate the Stock Purchase Agreement with GasSearch Corporation and GasSearch Drilling Services Corporation after it was advised that COG Finance Corporation indicated its intent to exercise its option to acquire GasSearch Drilling.

     For more information related to the non-binding letter of intent to acquire C.J. Hughes and the possible termination of the GasSearch Drilling Services acquisition, please see a copy of the press release which is attached as Exhibit
99.1 to this report.

Item 9.01   Financial Statements and Exhibits

     (d) Exhibits:

         The following Exhibit is attached as part of this report:

         99.1 Press release of Energy Services Acquisition Corp. related to the possible termination of the stock purchase agreement to acquire GasSearch Drilling Services Corporation and the entry into a letter of intent to acquire C.J. Hughes Construction Company, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENERGY SERVICES ACQUISITION CORP.



DATE: February 14, 2008                By: /s/ Marshall T. Reynolds
                                           -------------------------------------
                                           Marshall T. Reynolds
                                           Chairman, Chief Executive Officer and
                                           Secretary
                                           (Duly Authorized Representative)


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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1 Press release of Energy Services Acquisition Corp. related to the possible termination of the stock purchase agreement to acquire GasSearch Drilling Services Corporation and the entry into a letter of intent to acquire C.J. Hughes Construction Company, Inc.